FORM 8-K

        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


                        January 28, 1999
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


             Commission file number 001-14035



           DELAWARE                         76-0407711
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)         Identifications No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)

ITEM 5.  Other Events.

           A press release regarding the Company announcing a credit agreement amendment and certain other matters was issued by the Company on January 27, 1999 and is attached hereto as
Exhibit 99.1.

           The fourth amendment agreement dated as of January 27, 1999 by and among Specialty Retailers, Inc., Stage Stores, Inc., the banks named therein and Credit Suisse First Boston to the Credit Agreement dated as of June 17, 1997 is attached hereto as Exhibit 99.2.

ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

       Not applicable.

     (b)  Pro forma financial information.

       Not applicable.

     (c)  Exhibits.

       99.1 Press release dated January 27, 1999 issued by the Company.

       99.2  Fourth Amendment Agreement dated as of January 27,
       1999 by and among Specialty Retailers, Inc., Stage Stores,
       Inc., the banks named therein and Credit Suisse First Boston to the Credit Agreement dated as of June 17, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

January 28, 1999                        /s/ James A. Marcum
 (Date)                                 James A. Marcum
                                        Vice Chairman and,
                                        Chief Financial Officer